Exhibit 10.5

TRADING TERMS AGREEMENT

BETWEEN

WATSON’S PERSONAL CARE STORES SDN BHD (“WATSON’S”)

CO. REGISTRATION NO:

AND

EMP IMAGE SOLUTION SDN BHD (“SUPPLIER”)

CO. REGISTRATION NO:

TRADING TERMS AGREEMENT 2023

TRADING PARTNER NAME	:	EMP IMAGE SOLUTION SDN BHD	CO. REG. NUMBER	:	708131-V
TRADING GROUP	:	SKINCARE	TRADING TYPE	:	OUTRIGHT CROSSDOCK
DELIVERY MODE	:	CROSSDOCK-CROSSDOCK	PRODUCT OWNERSHIP	:	PRODUCT OWNER
EFFECTIVE DATE	:	09/2023	EXCLUSIVITY	:	YES

B. PURCHASES AND REBATES			2023	2024	2025
B.1	TARGET PURCHASES PER YEAR	GROSS PURCHASE VALUE	N/A	N/A	N/A
B.2	FLAT REBATE	NET PURCHASE VALUE	N/A	N/A	N/A
B.3	BUSINESS DEVELOPMENT FUND (BDF)	NET PURCHASE VALUE	N/A	N/A	N/A
B.4	YEARLY INCENTIVE REBATE	NET PURCHASE VALUE	NO	NO	NO
	REMARKS		N/A	N/A	N/A
	TO COMBINE PURCHASES?		NO	NO	NO
INCENTIVE REBATE PLAN - TO BE PAID RETROSPECTIVELY ON ALL NET PURCHASES BACK TO ZERO BASED ON WATSON’S FINANCIAL PERIOD.
B.5	CONSIGNMENT MARGIN		30.00%	30.00%	30.00%

C. PAYMENT TERM AND DISCOUNT			2023	2024	2025
C.1	SETTLEMENT TERMS FROM	END OF MONTH	30 DAYS	30 DAYS	30 DAYS
C.2	EARLY PAYMENT TIMEFRAME	END OF MONTH	N/A	N/A	N/A
C.3	EARLY PAYMENT DISCOUNT (EPD)	GROSS INVOICE VALUE	N/A	N/A	N/A

D. STOCKS AND DELIVERIES			2023	2024	2025
D.1	CROSS DOCKING ALLOWANCE	GROSS PURCHASE VALUE	3.40%	3.40%	3.40%
D.2	EXTRA ALLOWANCE FOR EAST MALAYSIA ORDERS	GROSS PURCHASE VALUE	2.00%	2.00%	2.00%
	CROSS DOCKING ALLOWANCE FOR EAST MALAYSIA	TOTAL D.1 + D.2	5.40%	5.40%	5.40%
D.3	DAMAGED GOOD ALLOWANCE	GROSS INVOICE VALUE	N/A	N/A	N/A
D.4	PURCHASE ORDER FULFILLMENT	FULFILLMENT RATE	N/A	N/A	N/A
	A) UNFULFILLED ORDERS PENALTY	UNFULFILLED ORDERS	N/A	N/A	N/A
	B) LOSS OF PROFIT CHARGE (GP)	UNFULFILLED ORDERS	N/A	N/A	N/A
ORDERS BELOW FULFILLMENT TARGET TO BE ELIGIBLE AS PURCHASES FOR THE PURPOSE OF THIS AGREEMENT.
D.5	TARGET DAYS STOCK IN BUSINESS	STOCKS WEEK COVER	N/A	N/A	N/A
EXCESS STOCKS OF ANY SKU TO BE ELIGIBLE AS RETURN TO SUPPLIER AND AS AT CURRENT COST PRICE UPON TIME OF GOODS COLLECTION.

E. ADMINISTRATION FEES			2023	2024	2025
E.1	NEW ACCOUNT ADMINISTRATION FEE	EVERY NEW CODE	MYR 5,000.00	MYR 5,000.00	MYR 5,000.00
E.2	PRODUCT PROCESSING FEE	PER SKU	MYR 65.00*	MYR 65.00*	MYR 65.00*
E.3	SKU REPLACEMENT	PER SKU PER STORE	MYR 65.00*	MYR 65.00*	MYR 65.00*
E.4	NEW ITEM LISTING	PER SKU PER STORE	MYR 130.00*	MYR 130.00*	MYR 130.00*
E.5	NEW ITEM FIRST ORDER DISCOUNT	FIRST 30 DAYS ORDERS	N/A	N/A	N/A

TRADING TERMS AGREEMENT 2023

TRADING PARTNER NAME	:	EMP IMAGE SOLUTION SDN BHD	CO. REG. NUMBER	:	708131-V
TRADING GROUP	:	SKINCARE	TRADING TYPE	:	CONSIGNMENT CROSSDOCK
DELIVERY MODE	:	CROSSDOCK-CROSSDOCK	PRODUCT OWNERSHIP	:	PRODUCT OWNER
EFFECTIVE DATE	:	09/2023	EXCLUSIVITY	:	YES

F. BUSINESS GROWTH SUPPORT			2023	2024	2025
F.1	NEW STORE OPENING SUPPORT	PER STORE	MYR 715.00*	MYR 715.00*	MYR 715.00*
F.2	REFIT STORE SUPPORT	PER STORE	MYR 600.00*	MYR 600.00*	MYR 600.00*
F.3	ANNIVERSARY SALES ALLOWANCE	PER STORE	N/A	N/A	N/A
F.4	EXTRA REBATE ON ANNIVERSARY ORDERS	ANNIVERSARY 30 DAYS ORDERS	N/A	N/A	N/A
F.5	NEW STORE FIRST ORDER DISCOUNT	FIRST 30 DAYS ORDERS	N/A	N/A	N/A
F.6	BEAUTY INCENTIVE	NET SALES VALUE	N/A	N/A	N/A

G. PROMOTIONAL DISCOUNT			2023		2024		2025
G.1	DISCOUNT OFF ON RETAIL ACTIVITY	DISCOUNT SHARING	SUPP	WATS	SUPP	WATS	SUPP	WATS
	A) 10.00 % DISCOUNT OFF	NET SALES VALUE	N/A	N/A	N/A	N/A	N/A	N/A
	B) 15.00 % DISCOUNT OFF	NET SALES VALUE	N/A	N/A	N/A	N/A	N/A	N/A
	C) 20.00 % DISCOUNT OFF	NET SALES VALUE	N/A	N/A	N/A	N/A	N/A	N/A

H. DATA SHARING PLAN SHARING : NO			2023	2024	2025
H.1	PACKAGE: NOT APPLICABLE	NET PURCHASE VALUE	N/A	N/A	N/A
	A) WEEKLY SALES AND QUANTITY PERFORMANCE BY STORE VS LAST YEAR PERFORMANCE		NO
	MONTHLY SALES AND QUANTITY PERFORMANCE BY STORE VS LAST YEAR PERFORMANCE		NO
	C) WEEKLY STOCK LISTING REPORT BY PLU		NO
	D) MONTHLY INTERNAL STOCK TRANSFER REPORT BY STORE		NO
	E) OTHER		NO
H.2	CRM DATA BRAND ANALYSIS 1 TIME PER YEAR	NET PURCHASE VALUE	N/A	N/A	N/A
ALL REPORT INFORMATION WILL BE PROVIDED BY SKU LEVEL
A SPECIFIC TERMS AND CONDITIONS FOR DATA SHARING IS SET OUT IN APPENDIX L.1.

I. PROMOTIONAL SUPPORT			2023	2024	2025
I.1	IN-STORE DISPLAY	SUPPORT PER YEAR	N/A	N/A	N/A
I.2	PRESS ADVERTISEMENT AND MAILER	SUPPORT PER YEAR	N/A	N/A	N/A
I.3	YEARLY PROMOTION EVENT
	A) ANNIVERSARY SALES	SUPPORT PER YEAR	N/A	N/A	N/A
	B) HEALTH AND BEAUTY AWARD	SUPPORT PER YEAR	N/A	N/A	N/A
	C) GREAT BRANDS GREAT VALUE	SUPPORT PER YEAR	N/A	N/A	N/A
	D) CHRISTMAS SALES	SUPPORT PER YEAR	N/A	N/A	N/A
	TOTAL YEARLY EVENT	SUPPORT PER YEAR	MYR 0.00	MYR 0.00	MYR 0.00
I.4	AD-HOC SUPPORT	SUPPORT PER YEAR	N/A	N/A	N/A
I.5	NOT APPLICABLE		1%	1%	1%
I.6	REMARKS		N/A
BUYING PROMOTION PERIOD TO BE EFFECTIVE FROM THREE WEEKS BEFORE PROMOTION START UNTIL TWO WEEKS AFTER PROMOTION END.

TRADING TERMS AGREEMENT 2023

TRADING PARTNER NAME	:	EMP IMAGE SOLUTION SDN BHD	CO. REG. NUMBER	:	708131-V
TRADING GROUP	:	SKINCARE	TRADING TYPE	:	CONSIGNMENT CROSSDOCK
DELIVERY MODE	:	CROSSDOCK-CROSSDOCK	PRODUCT OWNERSHIP	:	PRODUCT OWNER
EFFECTIVE DATE	:	09/2023	EXCLUSIVITY	:	YES

J. MARKETING PROMOTIONAL SUPPORT			2023	2024	2025
J.1	CRM SUPPORT (TMP)	SUPPORT PER YEAR	N/A	N/A	N/A
J.2	MARKETING POWER PACK 1	SUPPORT PER YEAR	N/A	N/A	N/A
J.3	MARKETING POWER PACK 2	SUPPORT PER YEAR	N/A	N/A	N/A
J.4	SIDES KICK	SUPPORT PER YEAR	N/A	N/A	N/A
J.5	CONCOURSE EVENT	SUPPORT PER YEAR	N/A	N/A	N/A

K. E-COMMERCE PROMOTIONAL SUPPORT			2023	2024	2025
K.1	DIGITAL BUSINESS DEVELOPMENT FUND	NET PURCHASE VALUE	N/A	N/A	N/A
K.2	SYSTEM MAINTENANCE SETUP FEE	SUPPORT PER YEAR	N/A	N/A	N/A
K.3	SOCIAL MEDIA POST	SUPPORT PER YEAR	N/A	N/A	N/A
K.4	MARKET PLACE EVENT	SUPPORT PER YEAR	N/A	N/A	N/A

DETAILS OF THE PROMOTIONAL SUPPORT ITEMS UNDER SECTION I, J AND KARE TO BE FURTHER AGREED BETWEEN THE SUPPLIER AND WATSON’S.

PROMOTIONAL SUPPORT RECEIVED FROM SUPPLIER FOR ITEMS UNDER SECTION IJ AND K S FOR PURPOSES OF WATSON’S CARRYING OUT PROMOTIONAUMARKETING

ACTIVITIES AND SUCH ACTIVITIES SHALL NOT BE CONSTRUED AS WATSON’S PROVIDING ANY FORM OF ADVERTISING SERVICES TO THE SUPPLIER.

TRADING TERMS AGREEMENT 2023

TRADING PARTNER NAME	:	EMP IMAGE SOLUTION SDN BHD	CO. REG. NUMBER	:	708131-V
TRADING GROUP	:	SKINCARE	TRADING TYPE	:	CONSIGNMENT CROSSDOCK
DELIVERY MODE	:	CROSSDOCK-CROSSDOCK	PRODUCT OWNERSHIP	:	PRODUCT OWNER
EFFECTIVE DATE	:	09/2023	EXCLUSIVITY	:	YES

L. CONDITIONS OF TRADE

1.	APPLICABILITY

THE APPENDICES ATTACHED FORM PART OF THIS TRADING TERMS AGREEMENT AND SUPPLIER SHALL AT ALL TIMES COMPLY WITH THE TERMS AND CONDITIONS CONTAINED THEREIN.

A	BSCI CODE OF CONDUCT
B	ASW GROUP GENERAL CONDITIONS OF PURCHASE
C	ASW MICROBEAD5 ANNEX
D	TERMS AND CONDITIONS FOR CONSIGNMENT VIA WAREHOUSE
E	STANDARD EXCLUSIVITY AGREEMENT

2.	GENERAL COMPLIANCE

ALL PRODUCTS SUPPLIED TO WATSONS MUST CONFORM TO MALAYSIA RULES AND REGULATIONS.

3.	RETURNS CONDITION

a.	SUPPLIER WITH RETURN STATUS OF RETURN-RETURN (RR), RETURN-EXPIRED AND DAMAGED (RX) AND RETURN-EXPIRED (RE) WILL ACCEPT RETURN FOR NEAR EXPIRED PRODUCTS. (I.E. 3 MONTHS BEFORE PRODUCT EXPIRY AND 1 YEAR OF PRODUCT EXPIRY).
b.	SUPPLIERS WITH RR RETURN STATUS WILL ACCEPT ALL RETURNS FROM WATSONS WITH NO EXCEPTION.
c.	WATSONS SHALL HAVE THE RIGHT TO REJECT AND RETURN THE GOODS AT THE SUPPLIER’S COSTS WHICH DO NOT HAVE THE SHELF LIFE AS REQUIRED BY WATSONS OR ARE SUBJECT TO PRODUCT RECALL. THIS APPLIES ALSO TO SUPPLIERS WITH NON-RETURN (NN) AND RETURN-PERFECT GOODS (RP) RETURN STATUS.
d.	ALL RETURNS SHALL BE EFFECTED WITHIN 5 WORKING DAYS OF UPLIFT NOTIFICATION OF RTV ISSUED.
e.	IN THE EVENT OF INSUFFICIENT AMOUNT/FUNDS TO OFFSET THE VALUE OF THE RETURNED GOODS, THE SUPPLIER SHALL PAY A DEPOSIT PRIOR TO COLLECTION OF THE GOODS. FAILURE TO DO SO MAY RESULT IN STORAGE CHARGES BEING APPLIED AGAINST SUPPLIER OR THE GOODS BEING DISPOSED OF AT THE SUPPLIER’S EXPENSE WITHOUT FURTHER NOTICE.
f.	WATSONS WILL ISSUE DEBIT NOTE FOR ALL THE GOODS RETURNED TO THE SUPPLIER.

4.	PRICE AND BILLING

a.	ANY PRICE INCREASE MUST BE COMMUNICATED IN WRITING AND GIVING NO LESS THAN 60 DAYS OF NOTICE TO WATSONS.
b.	THE PROPOSED PRICE INCREASE MAY ONLY BE IMPLEMENTED UPON WRITTEN CONFIRMATION FROM WATSONS.
c.	BUYER INVOICE WILL BE ISSUED FOR ALL THE ABOVE TRADING TERMS EXCEPT FOR EARLY PAYMENT DISCOUNT.
d.	WATSONS SHALL AT TIMES BE ENTITLED TO DEDUCT ANY AMOUNTS DUE TO THE SUPPLIER UNDER THIS TRADING TERMS AGREEMENT FROM AMOUNTS PAYABLE BY WATSONS TO THE SUPPLIER.
e.	WATSONS RESERVES THE RIGHT TO DECIDE ON THE UTILISATION OF THE AGREED FUNDS AS PER THIS TRADING TERMS AGREEMENT.
f.	IN CASE OF ANY DISAGREEMENT, THE SUPPLIER SHALL NOTIFY US WITHIN 30 DAYS OF THE DATE OF DOCUMENT ISSUED.
g.	WATSONS SHALL NOT ENTERTAIN DISCUSSION ON DISPUTED BILLING THAT ARE MORE THAN 1 YEAR OLD.
h.	TRADING TERMS MARKED WITH AN ASTERISK (* ) MAY BE WAIVED DURING EXCLUSIVE PERIOD OR TO BE FURTHER AGREED BETWEEN THE SUPPLIER AND WATSONS.

5.	EFFECTIVE DATE

ALL TERMS ARE EFFECTIVE FROM 1ST JANUARY OF EACH APPLICABLE YEAR AND WILL REMAIN IN FORCE UNTIL SUPERSEDED OR AMENDED BY MUTUAL AGREEMENT BETWEEN THE PARTIES. THESE TERMS SHALL APPLY RETROSPECTIVELY WHERE THIS AGREEMENT IS EXECUTED LATER THAN THE BEGINNING OF THE APPLICABLE CALENDAR YEAR.

REMARKS

EXCLUSIVITY IS ONLY APPLICABLE TO WATSONS, COMPETITORS WHICH SHALL MEAN GUARDIAN, CARING, AEON WELLNESS, AND ALPRO

AUTHORISED SIGNATORY – SUPPLIER			ACKNOWLEDGED BY - DISTRIBUTOR (IF ANY)
EMP IMAGE SOLUTION SDN BHD

/s/ Yeoh Chee Wei
(SIGNATURE)			(SIGNATURE)
NAME:	Yeoh Chee Wei		NAME:
TITLE:	Director		TITLE :
DATE :	December 4, 2023	(COMPANY’S STAMP)	DATE :	(COMPANY’S STAMP)

AUTHORISED SIGNATORY – WATSON’S PERSONAL CARE STORES SDN BHD

/s/ Foo Hwei Jiek		/s/ Low Siew Hui		/s/ Caryn Loh
(SIGNATURE)		(SIGNATURE)		(SIGNATURE)
NAME:	FOO HWEI JIEK / CAROL TAN	NAME:	LOW SIEW HUI	NAME:	CARYN LOH
TITLE:	HEAD OF TRADING / HEAD OF TRADING	TITLE:	FINANCE DIRECTOR	TITLE:	MANAGING DIRECTOR – WTC MALASYIA
DATE:	December 13, 2023	DATE:	December 14, 2023	DATE:	January 2, 2024

WTC EXCLUSIVITY AGREEMENT

THIS AGREEMENT is made on the SEPTEMBER of 2023

BETWEEN

Watson’s Personal Care Stores Sdn Bhd (289892-V) with its registered address at LEVEL 7, MENARA EXCHANGE 106, LINGKARAN TRX TUN RAZAK EXCHANGE, 55188 KUALA LUMPUR (“WTCMY”);

and

EMP IMAGE SOLUTION SDN BHD (708131-V) with its registered address at NO 13 JALAN 1/61, BUKIT SEGAMBUT, LAMAN DAMAISARI, 51200 KUALA LUMPUR (“Supplier”);

NOW IT IS HEREBY AGREED AS FOLLOWS:

1. This agreement is supplemental to the Trading Terms Agreement (including the A.S. Watson Group General Conditions of Purchase) signed between the parties, a copy of which is attached to this Agreement for reference (“TTA”).

2. The Supplier agrees that during the period stated in Part A of the Schedule of this Agreement (“Exclusivity Period”), it shall supply its product(s) listed in Part B of the Schedule hereto (“Products”) exclusively to WTCMY only and shall not supply the same to any other wholesaler, retailer, company, association or individual in the territory specified in Part C of the Schedule hereto (“Territory”).

3. The Exclusivity Period shall be renewed upon its expiry for further successive periods of the same duration as the initial period specified in Part A of the Schedule with mutual agreement, by either party giving to the other party not less than 3 months’ written notice before the expiry of the Exclusivity Period.

4. During the Exclusivity Period the Supplier shall refer all enquiries in relation to the purchase of the Products to WTCMY for handling.

5. During the Exclusivity Period the Supplier shall use its best endeavors to promote the Products (at its own cost and expense) and shall conduct various promotional activities and campaigns as agreed from time to time with WTCMY (“Promotions”). In each of the Promotions WTCMY shall be mentioned as the sole and exclusive retailer of the Products in the Territory.

6. The Supplier shall provide WTCMY with all plans, materials, publications, videos, graphics, sound recordings and designs of the Promotions to WTCMY for approval before release, publishing, launching or broadcasting. The Supplier shall use WTCMY’ advertising template and company logo specified by WTCMY in the Promotions.

7. The Supplier agrees that WTCMY shall have the right and discretion to promote the Product in the form or manner as WTCMY thinks fit. The Supplier hereby unconditionally grants all the necessary rights to WTCMY to use the logo, brand name, trademark, copyright, designs and images of the Product in WTCMY’ promotion.

8. The Supplier agrees that if it wishes to sell other products under the same brand name as the Products (“New Products”) in the Territory, the Supplier shall inform WTCMY of its intention of doing so and WTCMY shall have the right to extend the exclusivity hereunder to the New Products under the same terms and conditions of this Agreement. If WTCMY chooses not to extend the exclusivity to the New Products, the Supplier is free to sell the New Products in the Territory.

9. All terms and conditions contained in the TTA shall remain unchanged and shall continue in its full force and effect.

10. This Agreement shall be governed by and construed in accordance with the laws of Malaysia and the parties agree to submit to the exclusive jurisdiction of the courts of Malaysia.

THE PARTIES hereto have caused this Agreement to be duly executed.

SIGNED by	)
for and on behalf of Watson’s Personal Care	)	/s/ Yeoh Chee Wei
Stores SDN BHD	)

SIGNED by	)
for and on behalf of EMP IMAGE	)	/s/ Low Siew Hui
SOLUTION SDN BHD	)

SCHEDULE

PART A

Exclusivity Period

36 month(s) / 3.0 year(s), commencing from September 2023 to August 2026 and any renewal thereafter in accordance with Clause 3.

Exclusivity is only applicable to Watsons competitors which shall mean Guardian, Caring, Aeon Wellness, Sasa, Big & AA Pharmacy.

PART B

Product

	Brand Name	Range / Product Name
1.	EMPRO	SKIN CARE

PART C

Territory

East and West Malaysia including Brunei